                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 CD-MAX, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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
[IMARK TECHNOLOGIES LOGO]


--------------------------------------------------------------------------------



=========================
 NOTICE OF 1997
 ANNUAL MEETING
   AND
 PROXY STATEMENT

================================================================================

CONTENTS

  Stockholder Letter  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

  Notice of 1997 Annual Meeting of Stockholders . . . . . . . . . . . . . . .  5

  Proxy Statement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

  Security Ownership of Certain Beneficial Owners &
  Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

     Stockholder Proposals relating to:

       -  No. 1   Election of Directors . . . . . . . . . . . . . . . . . . . 10

       -  No. 2   Amendment to the Articles of Incorporation to
                  Increase the Number of Authorized Shares of
                  Common Stock  . . . . . . . . . . . . . . . . . . . . . . . 12

       -  No. 3   Reservation of Additional Shares under the 1993
                  Stock Incentive Plan  . . . . . . . . . . . . . . . . . . . 13

       -  No. 4   Amendment to the Articles of Incorporation
                  to Change the Corporate Name to
                  "Imark Technologies, Inc."  . . . . . . . . . . . . . . . . 13

       -  No. 5   Ratification of Selection of Independent Auditors   . . . . 14

       Executive Compensation . . . . . . . . . . . . . . . . . . . . . . . . 14

       Certain Relationships and Related Transactions . . . . . . . . . . . . 15

       Deadline for Submission of 1998 Stockholder Proposals
       and Nominations  . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

       Other Information  . . . . . . . . . . . . . . . . . . . . . . . . . . 16

       Other Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

                    EVERY STOCKHOLDER'S VOTE IS IMPORTANT
                    PLEASE COMPLETE, SIGN, DATE AND RETURN
                               YOUR PROXY FORM

     - To Be Voted On At The Meeting

[IMARK TECHNOLOGIES LOGO]

--------------------------------------------------------------------------------
                                           CD-MAX, Inc.
                                           (d/b/a Imark Technologies, Inc.)
                                           580 Herndon Parkway, Suite 100
                                           Herndon, VA 20170-5225
                                           703-925-3400
                                           703-925-3430 Fax



                                           November 24, 1997

Dear Stockholder:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders (the "Meeting") of CD-MAX, Inc. (the "Company") to be held on December 30, 1997, at 10:00 a.m. at the offices of the Company, 580 Herndon Parkway, Herndon, Virginia 20170, and thereafter as it may be adjourned from time to time.

         The Board of Directors urges you to read the accompanying Notice of Annual Meeting and Proxy Statement and recommends that you vote (i) FOR the election of the directors nominated; (ii) FOR the proposal to amend the Articles of Incorporation to increase the authorized shares of Common Stock;
(iii) FOR the proposal to increase the number of shares reserved for issuance under the Company's 1993 Stock Incentive Plan; (iv) FOR the proposal to change the Company's name to Imark Technologies, Inc.; (v) FOR ratification of the Company's appointment of Ernst and Young, LLP as the independent auditors for the 1998 fiscal year; and (vi) on other such matters that may be properly brought before the Meeting.

         Whether or not you plan to attend the Meeting, please complete, date, sign and return your Proxy Card promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Meeting, you may vote in person if you wish, even if you have previously returned your proxy.

         On behalf of the Board of Directors, I wish to thank you for your support and interest. We look forward to seeing you at the Annual Meeting.

                                           Sincerely,

                                           /s/ ROBERT A. WIEDEMER

                                           Robert A. Wiedemer
                                           Chairman of the Board of Directors,
                                           President and CEO

NOTICE OF 1997 ANNUAL MEETING
OF STOCKHOLDERS
--------------------------------------------------------------------------------
 10:00 a.m., EST, December 30, 1997
 CD-MAX INC.
 (d/b/a Imark Technologies, Inc.)
 580 Herndon Parkway - Suite 100
 Herndon, VA 20170-5225
--------------------------------------------------------------------------------


To the Stockholders of CD-MAX, INC.:

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of CD-MAX, INC. (the "Company"), a Delaware corporation, will be held on December 30, 1997 at 10:00 a.m., Eastern Standard time at the offices of the Company, 580 Herndon Parkway, Herndon, Virginia 20170, and thereafter as the Meeting may be adjourned from time to time.

At the Meeting, the Stockholders will be asked to:

1. Elect five directors to the Board of Directors to serve for the ensuing year until their successors are elected;

2. Approve an amendment to the Articles of Incorporation to increase the authorized shares of Common Stock from 10 million to 20 million shares, par value $.01 per share;

3. Reserve an additional 500,000 shares of Common Stock for issuance under the Company's 1993 Stock Incentive Plan;

4. Approve an amendment to the Company's Articles of Incorporation changing the name of the Company to "Imark Technologies, Inc.";

5. Ratify the selection of Ernst and Young, LLP as the Company's independent auditors for the fiscal year ending June 30, 1998; and

6. Vote upon other matters as may properly come before the Meeting or any adjournments thereof.

    The Board of Directors has designated the close of business on November 14, 1997 as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting and any adjournments thereof.

    We hope that all Stockholders will attend the Meeting either in person or by proxy. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company. Whether or not you expect to attend the Meeting, to assure that a quorum is present at the Meeting, please sign, date and return promptly the enclosed Proxy Card. A postage prepaid envelope, addressed to Continental Stock Transfer & Trust Company, the Company's transfer agent and registrar, has been enclosed for your convenience. If you attend the meeting, you may revoke your proxy and vote your shares in person.

    IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

    PLEASE FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

    By Order of the Board of Directors


    Philip J. Gross
    Secretary


    /s/ PHILIP J. GROSS


    Herndon, Virginia

                                  CD-MAX, INC.
                                PROXY STATEMENT

         The enclosed Proxy is solicited by the Board of CD-MAX, INC. (the "Company") for use at the 1997 Annual Meeting of Stockholders (the "Meeting") to be held at the offices of the Company, 580 Herndon Parkway, Herndon, Virginia 20170 at 10:00 a.m., Eastern Standard time, on December 30, 1997 and at any adjournments thereof.

         Management intends to mail on or about November 24, 1997, this Proxy Statement, the accompanying form of proxy and the Annual Report for the fiscal year ended June 30, 1997 to all stockholders entitled to vote. The costs of soliciting proxies will be borne by the Company.

         Only stockholders of record at the close of business on November 14, 1997, will be entitled to vote at the Meeting or any adjournment thereof. On November 14, 1997, the Company had outstanding 4,718,270 shares of common stock, $.01 par value, ("Common Stock"). Each share entitles the holder to one vote with respect to all matters submitted to Stockholders at the Meeting. There is no other class of voting securities of the Company entitled to vote at the meeting.

         To establish a quorum to transact business at the Meeting, there must be present at the Meeting, in person or by proxy, a majority of the shares of Common Stock issued, outstanding, and entitled to vote at the Meeting. Shares represented by properly signed proxies received by the Company will be counted for purposes of establishing a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

         To be elected, a director must receive a plurality of the votes of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote of a majority of the Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, will be necessary to increase the number of authorized shares of Common Stock, increase the number of shares reserved for issuance under the 1993 Stock Incentive Plan, to change the name of the Company and to ratify the selection of the independent auditors.

         Execution of a Proxy will not in any way affect a Stockholder's right to attend the Meeting and vote in person. The Proxy may be revoked at any time before it is exercised, by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed Proxy bearing a later date than the Proxy being revoked, at any time before such Proxy is voted, or by appearing at the Annual meeting and voting in person. The shares represented by all properly executed proxies received in time for the Meeting will be voted as specified therein.

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxy Cards will be voted "FOR" the election of the nominees for director named in this Proxy Statement, "FOR" the amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock, "FOR" the increase in the number of shares reserved for issuance under the 1993 Stock Incentive Plan, "FOR" the proposal to change the name of the Company to "Imark Technologies, Inc.," and "FOR" the ratification of the appointment of Ernst & Young, LLP as independent auditors for the year ending June 30, 1998.

         On October 10, 1997, the Board of Directors of the Company approved a resolution to amend the By-Laws to permit directors to be elected by a plurality of the votes cast at a meeting of the stockholders. The amendment took effect immediately. Prior to the amendment, the By-Laws, Article III,
Section 1(b) provided that members of the Board of Directors would be elected by a majority of the votes cast at a meeting of the stockholders by the holders of shares, present in person or represented by proxy and entitled to vote in the election. Under the amended By-Laws, Article III, Section 1(b) has been changed to provide that members of the Board of Directors shall be elected by a plurality of the votes cast at a meeting of the stockholders by the holders of shares, present in person or represented by proxy and entitled to vote in the election. The Board of Directors believes that a plurality, which is a lower voting threshold than a majority, will better serve the Company in the election of directors.

         In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretion to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the Meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote against a matter presented at the Meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will therefore, have no legal effect on the vote on that particular matter.

         The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgement of the persons named as attorneys in the Proxies.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth, as of September 29, 1997, the number of shares of the Company's Common Stock owned by each director, by each executive officer named in the Summary Compensation Table appearing on page 14, by all directors and executive officers as a group, and by any persons (Including any "group" as used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by the Company to own beneficially 5% or more of the outstanding Common Stock. Except as otherwise indicated, the stockholders listed in the following table have sole voting and investment power with respect to the shares indicated.

 NAMES AND ADDRESSES OF             SHARES BENEFICIALLY              PERCENTAGE OF OUTSTANDING
    BENEFICIAL OWNERS                    OWNED (1)                    SHARES OF COMMON STOCK
 ----------------------             -------------------              -------------------------
 David B. Boelio                         470,987(2)                           9.48%
 Philip J. Gross                         450,486(2)                           9.06%
 John D. Wiedemer                        724,562(3)                          14.59%
 Robert A. Wiedemer                      435,450(4)                           8.77%
 Wiedemer Charitable Trust               230,050(5)                           5.98%
    c/o John D. Wiedemer, Trustee
 Steven P. Schnipper                     276,367(6)                           5.65%
 Weldon P. Rackley                        70,575                              1.83%
 Suan Investments                        504,341(7)                           4.97%
     c/o Ernst Gottdiener
     911 Sterner Road
     Hillside, NJ 07205
 All Executive Officers and
     Directors as a group
     (six persons)                     1,413,063(8)                          32.33%

(1) Beneficial ownership has been determined in accordance with rule 13d-3 of the Securities Exchange Act of 1934, as amended. Generally, a person is deemed to be the beneficial owner of a security if he has the right to acquire voting or investment power within 60 days. Except as otherwise noted, each individual or entity has sole voting and investment power over the securities listed.

(2) Includes 247,500 ten year, common stock purchase warrants that are exercisable at such time as the Common Stock has traded for twenty days in any thirty business day period at a closing bid price equal to or greater than $9.19 for the exercise price of $9.19 share.

(3) Robert A. Wiedemer and John D. Wiedemer are brothers. Includes 230,050 shares owned by the Wiedemer Charitable Residual Trust over which John David Wiedemer exercises voting control, and in which he has a beneficial interest. Includes 247,500 ten year, common stock purchase warrants that are exercisable at such time as the Common Stock has traded for twenty days in any thirty business day period at a closing bid price equal to or greater than $9.19 for the exercise of $9.19 per share.

(4) Robert A. Wiedemer and John D. Wiedemer are brothers. Does not include any shares owned by the Wiedemer Charitable Residual Trust in which Robert Wiedemer has a beneficial interest but does not exercise any voting or investment control. Includes 247,500 ten year common stock purchase warrants that are exercisable at such time as the Common Stock has traded for twenty days in any thirty business day period at a closing bid price equal to or greater than $9.19 for the exercise price of $9.19 per share.

(5) John D. Wiedemer is the trustee of this trust and he and Robert A. Wiedemer have a beneficial interest in the trust.

(6) Includes 33,666 shares subject to Common Stock options exercisable at $9.00 per share, 37,397 shares subject to Common Stock warrants that are immediately exercisable at prices ranging from $.30 to $6.00 per share, and 102,981 shares of Common Stock issuable upon exercise of Redeemable Warrants.

(7) Includes 47,408 shares subject to Common Stock warrants that are immediately exercisable at $6.00 per share, and 265,944 shares of Common Stock issuable upon exercise of Redeemable Warrants.

(8) Include 33,666 shares subject to Common Stock options exercisable at $9.00 per share, 37,397 shares subject to Common Stock warrants that are immediately exercisable at prices ranging from $.30 to $6.00 per share, 374,850 shares of Common Stock issuable upon exercise of Redeemable Warrants, and includes 990,00 ten year, commons stock purchase warrants that are exercisable at such time as the Common Stock has traded for twenty days in any thirty business day period at a closing bid price equal to or greater than $9.19 for the exercise price of $9.19 per share.

    PROPOSAL 1. ELECTION OF DIRECTORS

    The Directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified. In general, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office. The members of the Board of Directors did not receive any compensation for their services as directors for the fiscal year ended June 30, 1997.

    UNLESS AUTHORITY TO VOTE FOR THE NOMINEES IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD IF EXECUTED AND RETURNED WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS. The Board of Directors has nominated the following persons to serve as
Directors: Robert A. Wiedemer, John D. Wiedemer, Philip J. Gross, Steven P. Schnipper, and Weldon P. Rackley. In the event that any nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

    The following table sets forth the age of each nominee, the year each nominee was elected a Director and the positions with the Company currently held by each nominee. Each of the nominees currently serves as a Director. For information about ownership of the Company's Common Stock by each nominee, see "Security Ownership of Certain Beneficial Owners and Management".

                                              POSITIONS AND OFFICES                         DIRECTOR
NAME                         AGE              WITH THE COMPANY                                SINCE

Robert A. Wiedemer           38               President, Chief Executive Officer and          1993
                                              Chairman of the Board, Director
John D. Wiedemer             46               Senior Vice President of Operations,            1993
                                              Director
Philip J. Gross              45               Vice President - Chief Financial Officer,       1993
                                              Secretary and Treasurer, Director
Steven P. Schnipper          26               Director                                        1995
Weldon P. Rackley            61               Director                                        1996

         All Directors will hold office until the 1998 Annual Meeting of Stockholders or special meeting in lieu thereof (and thereafter until their respective successors have been duly elected and qualified).

         Robert A. Wiedemer, Co-founder and Chairman of the Board since 1995, President, Chief Executive Officer and a Director of the Company since 1993. From March 1990 until June 1993, Mr. Wiedemer worked with Dr. Wiedemer in the development of the CD-MAX technology. Mr. Wiedemer received his B.A. from the University of Texas and a Master's Degree in Business from the University of Wisconsin-Madison with a specialty in Marketing.

         Philip J. Gross, Co-founder, Secretary/Treasurer, Chief Financial Officer, and Director since 1993. From 1986 until 1989 Mr. Gross was Chief Financial Officer, Treasurer and Secretary of America Online. From 1985 until May, 1994, he was a director of National Digital Corporation of McLean, Virginia, digital photo transmission company. From 1990 through June, 1993, Mr. Gross was chief financial officer of Phone Base Systems of Vienna, Virginia, a telecommunications firm. From 1991 to June 1997, he was the chief operating officer and a director of CIVS, Inc. of Rockville, Maryland, a health care information company which was recently acquired by Medirisk, Inc.. Subsequent to CIVS's acquisition by Medirisk, Inc., in June, 1997, he has been Vice-President of Operations. Mr. Gross is a Certified Public Accountant. He holds AB and MPA degrees from Syracuse University.

         John David Wiedemer, Ph.D., Co-founder, Director, and Senior Vice President of Operations since 1993. From March 1990 until June 1993, Dr. Wiedemer was involved in efforts to develop the CD-MAX technology. Dr. Wiedemer holds Ph.D. and Masters degrees in economics from the University of Wisconsin-Madison, and a Bachelor of Arts degree (Magna cum laude) from the University of Pennsylvania.

         Steven P. Schnipper, Director since 1995. Since 1992, Mr. Schnipper has been a financial consultant, working with individual and corporate clients. From 1993 to November 1994, Mr. Schnipper was employed by the City of Elizabeth, NJ designing, implementing and troubleshooting computerized systems and applications. Mr. Schnipper holds BA and MBA degrees from Rutgers University. Prior to 1992, Mr. Schnipper was a student.

         Weldon P. Rackley, Director since May 1996. From 1991 to November 1994 Mr. Rackley was executive director of AMACOM books, the book publishing division of the American Management Association, located in New York City, and from November 1994 to the present he has been the managing director of publications for the American Management Association.

         None of the persons nominated to serve as directors of the Company, except for Messrs. Robert Wiedemer and John D. Wiedemer, who are brothers, are related by blood, marriage or adoption to any of the Company's directors or executive officers. The Board of Directors did not formally meet during the year ended June 30, 1997 but acted through the execution of Written Consents in Lieu of a Meeting.

         The Audit Committee, consisting of Messrs. Schnipper and Rackley did not meet during the year ended June 30, 1997. It did meet on October 8, 1997. The Audit Committee's functions include making recommendations to the Board of Directors relative to the appointment of independent auditors, and conferring with the Company's independent auditors regarding the scope and the results of the audit of the Company's books and accounts and reporting the same to the Board of Directors.

         The Compensation Committee, composed of Robert Weidemer and Philip Gross, did not meet during the year ended June 30, 1997. The Compensation Committee's functions include the administration of the Company's stock incentive plan and making recommendations to the Board of Directors relative to the compensation of officers and employees.

         The Company does not have a standing nomination committee of the Board of Directors or a committee performing similar functions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE INDIVIDUALS NOMINATED TO SERVE AS DIRECTORS.

         PROPOSAL 2. AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has approved, subject to stockholder ratification, an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from ten million (10,000,000) to twenty million (20,000,000) shares. As of November 14, 1997, 4,718,270 shares of common stock are issued and outstanding. In addition, 3,630,135 shares of common stock are reserved for issuance upon exercise of the Company's outstanding options and warrants. The Board is recommending an increase in the number of authorized shares of common stock to make the shares available for possible future issuances in connection with the Company's 1993 Stock Incentive Plan, sales of securities, acquisitions or mergers.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

         PROPOSAL 3. RESERVATION OF ADDITIONAL SHARES UNDER THE 1993 STOCK INCENTIVE PLAN

         The stockholders approved the 1993 Stock Incentive Plan (the "Plan") on December 3, 1993. At that time, 200,000 shares of Common Stock were reserved for issuance under the terms of the Plan. As of September 30, 1997, options for 240,957 shares were issued and outstanding. On September 30, 1997, the Board of Directors approved, subject to stockholder ratification, reserving an additional 500,000 shares of Common Stock for future issuances under the Plan. All of the other terms and conditions of the Plan will remain unchanged.

         The purpose of the Plan is to offer to those key employees, directors and consultants who contribute materially to the successful operation of the Company additional incentive and encouragement to remain in the service of the Company by increasing their participation through stock ownership. The current Executive Officers of the Company do not participate in the Plan, and there are no current plans to include them. The Board of Directors believes that the current number of shares reserved for issuance under the Plan is no longer adequate to advance the interests of the Company and to satisfy its future needs. The Board believes that reserving an additional 500,000 shares will meet the Company's future needs.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RESERVING AN ADDITIONAL 500,000 SHARES UNDER THE 1993 STOCK INCENTIVE PLAN.

         PROPOSAL 4. AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE CORPORATE NAME TO "IMARK TECHNOLOGIES, INC."

         The Board of Directors has approved, subject to stockholder approval, an amendment to the Company's Articles of Incorporation changing the Company's name from CD-MAX, Inc. to "Imark Technologies, Inc." Imark is the company's acronym for "Information Marketing". The Company has been doing business as Imark Technologies, Inc. since May 1997, and it has registered that name in Virginia and reserved it in Delaware. Therefore, the Board of Directors believes that its corporate name should be formally changed as well. The board is recommending this change to: (i) create a wider demarcation between its corporate name and one of several services which it offers, i.e, CD-MAX; and
(ii) eliminate the perception that the mainstay business of the Company is in the CD-ROM market because the Company has been positioning its business in the broader information industry. When the company adopted the name "CD-MAX, Inc.," it primarily offered a CD-ROM service. The Company, which is now offering services in the Internet industry, desires to avoid confusing the industry into seeing the Company as only a CD-ROM company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE CORPORATE NAME TO "IMARK TECHNOLOGIES, INC."

         PROPOSAL 5. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The persons named in the enclosed Proxy will vote to ratify the selection of Ernst and Young, LLP as independent auditors for the fiscal year ending June 30, 1998 unless otherwise directed by the Stockholders. That firm also served as the Company's independent auditors in 1996 and 1997. A representative of Ernst and Young LLP is expected to be present at the Meeting of Stockholders, and will have the opportunity to make a statement and answer questions from Stockholders if the representative so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF ERNST AND YOUNG, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                               EXECUTIVE OFFICERS

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock (10% Stockholders), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership of the Company's Common Stock and other equity securities on Form 3 and reports of changes in such ownership on Form 4 and Form 5. Officers, directors and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during, and with respect to, its most recent fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and 10% Stockholders were complied with except for the following circumstance. One director did not file in a timely manner certain forms related to the vesting of certain common stock options which were not exercised. All of such options had been previously disclosed in other filings with the Securities and Exchange Commission.

                             EXECUTIVE COMPENSATION

         The following table sets forth the cash compensation paid by the Company to each executive officer of the Company who earned $100,000 or more for the year ended June 30, 1997:


NAME AND                                                              OTHER ANNUAL
PRINCIPAL POSITION                   YEAR       SALARY      BONUS     COMPENSATION     OPTIONS
------------------------------------------------------------------------------------------------
Roert A. Wiedemer, President,
Chief Executive Officer,           6/30/97     $89,500     $5,000          -              -
Director                           6/30/96     $79,500        -            -          247,500(1)
                                   6/30/95     $75,000        -            -              -

(1) Ten year, common stock purchase warrants that are exercisable at such time as the common stock has traded for twenty days in any thirty business day period at a closing bid price equal to or greater than $9.19 for the exercise price of $9.19 per share.

OPTION GRANTS IN LAST FISCAL YEAR

         No options were granted by the Company to executive officers in the fiscal year ended June 30, 1997.

AGGREGATED OPTION EXERCISES IN LAST YEAR AND FISCAL YEAR-END; OPTION/SAR VALUES

         No options were exercised during the fiscal year ended June 30, 1997.

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

         The Company does not maintain any long-term compensation plans for its officers, directors or employees.

COMPENSATION OF DIRECTORS

         The Company did not provide any compensation to its Directors for their services for the fiscal year ended June 30, 1997. For a discussion of the compensation arrangements between the Company and Messrs. Robert Wiedemer, John David Weidemer and Philip Gross, refer to the discussions set forth under the heading below entitled "Employment Agreements".

EMPLOYMENT AGREEMENTS

         Effective October 1, 1993, the Company entered into three year key employment agreements with Mr. Robert Wiedemer, Mr. John D. Wiedemer, and Mr. Philip Gross. Pursuant to these agreements, Mr. Robert Wiedemer serves as President and Chief Executive Officer, Mr. John David Wiedemer serves as Sr. Vice President of Operations, and Mr. Gross serves as Vice President and Chief Financial Officer. Effective September 30, 1996, the Company extended these agreements for two additional years. The agreements provide for bonuses as determined by the Board of Directors, and employee benefits, including vacation, sick pay and insurance in accordance of the Company's policies. Upon termination of employment without cause, the agreements provide for severance payments equal to six months of base salary.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In May, 1996, the company entered into a contract with CIVS, Inc., a health care information services company, to provide its CD-MAX service to CIVS. Philip J. Gross, an officer, director and principal stockholder of the company, also, from 1991 until June 1997, served as the chief operating office and a director of CIVS. In June, 1997 CIVS was acquired by Medirisk, Inc. and Mr. Gross became Vice President of Operations of CIVS, a position he currently holds.

         The Company believes the foregoing transaction was on terms no less favorable to the Company than could be obtained from unaffiliated third parties. As a matter of policy, in order to reduce the risks of self-dealing or a breach of the duty of loyalty to the Company, all transactions between the Company and any of its officers, directors or principal stockholders must be for bona fide purposes and will be subject to approval by a majority of the disinterested members of the Board of Directors of the Company.

         For a description of other material transactions during the last two years in which the Company was a party to any transaction with any of the directors, nominees, executive officers and persons named in the table entitled "Security Ownership of Certain Beneficial Owners and Management" set forth above in this Proxy Statement, refer to the discussions in this Proxy Statement under the heading entitled "Employment Agreements".

                           DEADLINE FOR SUBMISSION OF
                   1998 STOCKHOLDER PROPOSALS AND NOMINATIONS

         Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 1998 must submit the proposals in proper form to the Company at its address set forth on the first page of this Proxy Statement no later than June 30, 1998 in order for the proposals to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such Annual Meeting.


                               OTHER INFORMATION

         Proxies for the Annual Meeting will be solicited by mail, telephone and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 1997 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON NOVEMBER 14, 1997. ADDITIONAL COPIES OF THE ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                           I-MARK TECHNOLOGIES, INC.
                         580 HERNDON PARKWAY, SUITE 100
                             HERNDON, VA 20170-5225
                               ATTN:  BETH BROWN


OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors is aware of no other matters, except for those incidental to the conduct of the Meeting, that are to be presented to stockholders for formal action at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournments thereof, it is the intention of the persons named in the Proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the Board of Directors


Robert A. Wiedemer
Chairman of the Board of Directors
President and CEO
November 24, 1997

================================================================================

                      1997 ANNUAL MEETING OF STOCK HOLDERS
                       10:00 A.M., EST, DECEMBER 30, 1997
                                  CD-MAX, INC.
                              580 HERNDON PARKWAY
                                   SUITE 100
                             HERNDON, VA 20170-5225



                             CUT OFF AT DOTTED LINE
--------------------------------------------------------------------------------

                           ADVANCE REGISTRATION FORM

Send your completed and signed proxy form in the enclosed envelope. Include this Advance Registration Form in the envelope if you plan to attend or send a representative to the Annual Meeting.

Attendance at the Annual Meeting is limited to CD-MAX, INC. stockholders, members of their immediate family or their named representative.



                                (PLEASE PRINT)
Stockholder's
Name
    ----------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                     Zip
----------------------------------------------------    ------------------------

Name(s) of
Family Member(s)
Who Will Also Attend
                    ------------------------------------------------------------

I am a CD-MAX, Inc. Stockholder. My Representative at the Annual Meeting will be:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Stockholder's Signature

                                                                           PROXY
                                  CD-MAX, INC.
          580 Herndon Parkway, Suite 100, Herndon, Virginia 20170-5225

 This Proxy is being solicited on behalf of the CD-MAX, Inc. Board of Directors.

         The undersigned hereby appoints Robert Wiedemer and Philip J. Gross, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes each of them, separately, to represent and to vote, as designated below, all the shares of Common Stock of CD-MAX, held of record by the undersigned on November 14, 1997 or with respect to which the undersigned is otherwise entitled to vote or act, at the Annual Meeting of Stockholders to be held on December 30, 1997 or any adjournment thereof, upon matters set forth in the Notice of Annual Meeting dated November 24, 1997, a copy of which has been received by the undersigned.

1. Election of Directors: For the election of Philip J. Gross, Weldon P. Rackley, Steven P. Schnipper, John D. Wiedemer and Robert A. Wiedemer.

    [ ] FOR ALL NOMINEES LISTED ABOVE            [ ] WITHHOLD AUTHORITY FOR ALL
    (except as marked to the contrary above)

    (Instruction: to withhold authority to vote for any individual nominees, strike the nominees name from the list above.)

2. To consider and act upon a proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock from 10 million to 20 million shares, par value $.01 per share.

              [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

3. To consider and act upon a proposal to reserve an additional 500,000 shares of Common Stock for issuance under the 1993 Stock Incentive Plan.

              [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

4. To consider and act upon a proposal to amend the Articles of Incorporation to rename the Company "Imark Technologies, Inc.".

              [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

5. To consider and act upon a proposal to ratify the selection of the firm of Ernst and Young, LLP as independent auditors of the Corporation for the fiscal year ending June 30, 1998.

              [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, upon matters incident to the conduct of the meeting and upon the election of substituted nominees for Director designated by the Board of Directors if one or more of the persons named in Proposal 1 above is unable to serve as a Director.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEM 2, ITEM 3,
ITEM 4, ITEM 5, AND AUTHORITY WILL BE DEEMED GRANTED UNDER PROPOSAL 6.


                                  Date:                                   1997
                                       -----------------------------------


                                  --------------------------------------------
                                                    Signature

                                  --------------------------------------------
                                            Signature if held jointly


Please sign exactly as the name appears hereon.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, Trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                             ENCLOSED ENVELOPE.